Exhibit 10.39

FIRST AMENDMENT TO LEASE AGREEMENT
THIS FIRST AMENDMENT TO LEASE AGREEMENT (this “First Amendment”) effective as of October 16, 2017 (the “First Amendment Effective Date”), is made and entered into by and between ASCENTRIS 105, LLC, a Colorado limited liability company, formerly known as Amstar-105, LLC, a Colorado limited liability company (“Landlord”), and EXELIXIS, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    Landlord and Tenant are parties to (i) that certain Lease Agreement dated May 2, 2017 (the “Lease”) for premises consisting of approximately 110,783 square feet of Rentable Area (the “Original Premises”) in the multiple building project known as 1750 North Loop Road and 1601, 1701, 1751, 1801 and 1851 Harbor Bay Parkway, Alameda, California (as further defined in the Lease, the “Project”), and (ii) that certain Agreement for Conditional Option to Amend Lease dated as of May 2, 2017 (the “Additional 1801 Space Option Agreement”), pursuant to which Tenant has the right to add Suite 125 consisting of approximately 16,343 square feet of Rentable Area and depicted on Exhibit A-1 attached hereto (the “Additional 1801 Space”) on the first floor of the 1801 Building (as defined in the Lease) to the Premises, by amending the Lease.
B.    Tenant has exercised its option to add the Additional 1801 Space to the Premises, and therefore Landlord and Tenant intend that this First Amendment shall function, in part, as the Expansion Amendment contemplated by the Additional 1801 Space Option Agreement, amending the Lease to expand the Original Premises to include the Additional 1801 Space. In addition, Landlord and Tenant have agreed to expand the Original Premises to include the premises known as Suite 115 consisting of 2,703 square feet of Rentable Area and depicted on Exhibit A‑2 attached hereto (the “Additional 1751 Space”) on the first floor of the 1751 Building (as defined in the Lease).
C.    Landlord and Tenant hereby amend the Lease to: (i) expand the Premises under the Lease to include the Additional 1751 Space and the Additional 1801 Space; (ii) modify the Rentable Area of the 1801 Building and convert the 1801 Building from a Multi User Building to a Single User Building; (iii) modify the Rentable Area of the Project; (iv) modify the Base Rent; (v) modify the 1751 Building Share, the 1801 Building Share and all of the Project Shares; (vi) modify the Work Letter provisions; and (vii) make certain other modifications to the Lease as more particularly set forth below.
AMENDMENT
NOW THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties do hereby agree as follows:
1.    Defined Terms. All capitalized terms used but not defined in this First Amendment will have the meanings set forth for such terms in the Lease. All terms that are defined in this First Amendment and used in any provisions that are added to the Lease pursuant to this First Amendment will have the meanings in the Lease set forth for such terms in this First Amendment.
2.    Demise of the Additional 1751 Space and Additional 1801 Space. Subject to the terms, covenants, conditions and provisions of the Lease, as amended by this First Amendment, Landlord leases to Tenant and Tenant leases from Landlord the Additional 1751 Space and Additional 1801 Space for the Term.

3.    Premises. The Lease is hereby amended as follows:
(a)    1751 Space. Effective as of the First Amendment Effective Date, Section 1.1(d)(i) of the Lease is amended by the addition of the following:
“As of the First Amendment Effective Date, the Premises will also include the Additional 1751 Space (Suite 115 located on the first floor of the 1751 Building and identified on Exhibit A-2 to the First Amendment to Lease Agreement). Upon the Temporary Space becoming part of the Premises on the Commencement Date, the Additional 1751 Space and the Temporary Space will be referred to as the “1751 Space” consisting of approximately 14,668 square feet of Rentable Area, which shall not be subject to re‑measurement except as set forth in Section 2.6 below;”
(b)    1801 Space. Effective as of the First Amendment Effective Date, Section 1.1(d)(ii) of the Lease is deleted and replaced with the following:
“(ii)    1801 Space. Premises known as Suites 100, 150, 175, 200 and 210 located on the first and second floors of the 1801 Building and identified on Exhibit A attached hereto (the “Initial 1801 Space”). Effective as of the “Additional 1801 Space Start Date” (as further defined below), the Premises will also include (i) the Additional 1801 Space (Suite 125 located on the first floor of the 1801 Building and identified on Exhibit A-2 attached to the First Amendment to Lease Agreement) and (ii) certain common area spaces containing approximately 732 square feet of Rentable Area (the “1801 Common Area Space”). Upon the Additional 1801 Space and the 1801 Common Area Space becoming part of the Premises, the Initial 1801 Space, the Additional 1801 Space and the 1801 Common Area Space will be referred to as the “1801 Space.” The 1801 Space will constitute the entire Building and contain approximately 58,417 square feet of Rentable Area, which shall not be subject to re-measurement except as set forth in Section 2.6 below; and”
(c)    Delivery of the Premises.
(i)    Additional 1801 Space. Landlord will deliver the Additional 1801 Space and the 1801 Common Area Space in the condition required by Section 5(a) of the Additional 1801 Space Option Agreement and Section 2.2 of the Lease, and with the satellite currently located on the 1801 Building, and all wires and cables associated therewith, removed and the affected areas restored to repair any damage in connection with such removal (the “Delivery Condition” and the date the Additional 1801 Space is delivered in the Delivery Condition is referred to as the “Additional 1801 Space Start Date”). Landlord shall use commercially reasonable efforts to deliver the Additional 1801 Space, in the Delivery Condition, on February 18, 2018.
(ii)    Additional 1751 Space. Landlord shall Deliver the Additional 1751 Space on the First Amendment Effective Date.
(d)    Rentable Area of the Premises. The first sentence of the last paragraph of Section 1.1(d) of the Lease is hereby deleted in its entirety and replaced with the following:
(i)    The Premises contains a total of: (i) effective as of the First Amendment Effective Date, 101,521 square feet of Rentable Area (plus 11,965 square feet of Rentable Area making up the Temporary Premises), (ii) effective as of the Commencement Date, 113,486 square feet of Rentable Area, and (iii) effective as of the Additional 1801 Start Date, 130,561 square feet of Rentable Area.

(ii)    Effective as of the First Amendment Effective Date, the Rentable Area table set forth in Exhibit A of the Lease is hereby replaced with the Rentable Area table attached hereto as Exhibit A-3 of this First Amendment.
(e)    Exhibits. Effective as of the First Amendment Effective Date, Exhibit A to the Lease, entitled “Plan Delineating the Premises and Tenant Maintained Outdoor Areas” is hereby replaced by the updated Exhibit A-3 attached hereto, showing the total Premises leased as of the First Amendment Effective Date.
4.    Building; Project. The Lease is hereby amended as follows:
(a)    1751 Building. Effective as of the First Amendment Effective Date, Section 1.1(e)(i) of the Lease is hereby amended (i) to delete the words “Temporary Space” and replace them with the words “1751 Space”, and (ii) to delete the phrase “74,170 square feet of Rentable Area” and replace it with the phrase “74,390 square feet of Rentable Area”.
(b)    1801 Building. Effective as of the Additional 1801 Space Start Date, (i) Section 1.1(e)(ii) of the Lease is hereby amended to delete the phrase “57,685 square feet of Rentable Area and is a Multi User Building” and replace it with the phrase “58,417 square feet of Rentable Area and is a Single User Building”, and (ii) all terms and conditions of the Lease pertaining to Single User Buildings will apply to the 1801 Building.
(c)    Project. Section 1.1(f) of the Lease is hereby amended as follows:
(i)    Effective as of the First Amendment Effective Date, the Rentable Area of the Project is amended to 384,799 square feet.
(ii)    From and after the Additional 1801 Space Start Date, the Rentable Area of the Project is further amended to 385,531 square feet.
5.    Term. Effective as of the First Amendment Effective Date, Section 1.1(h) of the Lease is hereby deleted in its entirety and replaced with the following:
“(h)    “Term” means the duration of this Lease, which will be 120 months, beginning on February 1, 2018 (the “Commencement Date”) and ending on January 31, 2028 (the “Expiration Date”), unless terminated earlier or extended further as provided in this Lease. Notwithstanding the foregoing, the Lease shall be in full force and effect with respect to each portion of the Premises on the date that Landlord Delivers such portion of the Premises to Tenant.”
6.    Base Rent. Effective as of the First Amendment Effective Date, Section 1.1(i) of the Lease is hereby deleted in its entirety and replaced with the following:
“(i)    “Base Rent” means the Rent payable according to Section 3.1, which will be in an amount per month or portion thereof commencing on the Commencement Date and throughout the Term as follows:

Period	Monthly Rental Rate / SF of Rentable Area	Base Rent Payable Per Month
February 1, 2018 –Day before Additional 1801 Space Start Date	$1.65	$187,251.90*
Additional 1801 Space Start Date – January 31, 2019	$1.65	$215,425.65*
February 1, 2019 – January 31, 2020	$1.70	$221,953.70
February 1, 2020 – January 31, 2021	$1.75	$228,481.75
February 1, 2021 – January 31, 2022	$1.80	$235,009.80
February 1, 2022 – January 31, 2023	$1.86	$242,843.46
February 1, 2023 – January 31, 2024	$1.91	$249,371.51
February 1, 2024 – January 31, 2025	$1.97	$257,205.17
February 1, 2025 – January 31, 2026	$2.03	$265,038.83
February 1, 2026 – January 31, 2027	$2.09	$272,872.49
February 1, 2027 – January 31, 2028	$2.15	$280,706.15

* Rent Abatement. Base Rent will be partially abated in the amount of $88,251.90 per month (the “Initial Rent Abatement”) for the period beginning on the Commencement Date and ending on January 31, 2019 (the “Initial Rent Abatement Period”). In addition, Base Rent will be further abated in the amount of $28,173.75 per month (the “Additional 1801 Space Rent Abatement”) beginning on the Additional 1801 Space Start Date and ending on the earlier of (A) four months after the Additional 1801 Space Start Date, and (B) Tenant’s occupancy of the Additional 1801 Space for the conduct of business (such date, the “Additional 1801 Space Completion Date” and such period the “Additional 1801 Rent Abatement Period”). However, if Landlord terminates this Lease as a result of a “Default” (as defined in Section 20.1) at any time during the Term, in addition to all other remedies available to Landlord, the unamortized portion of the Initial Rent Abatement will automatically become immediately due and payable. At any time on or before the Initial Rent Abatement Period, upon notice to Tenant, Landlord shall have the right to purchase any Initial Rent Abatement relating to the remaining Initial Rent Abatement Period by paying to Tenant an amount equal to the “Initial Rent Abatement Purchase Price” (as defined below). As used herein, “Initial Rent Abatement Purchase Price” shall mean the aggregate amount of the Initial Rent Abatement remaining during the Initial Rent Abatement Period, as of the date of payment of the Initial Rent Abatement Purchase Price by Landlord. Upon Landlord’s payment of the Initial Rent Abatement Purchase Price to Tenant, Tenant shall be required to pay Rent in accordance with the provisions of Sections 1.1(i) and 3.1 and there shall be no further Initial Rent Abatement.
** Proration for Partial Months. If the Additional 1801 Space Abatement Period ends on a date that is not the last day of the month, then on the first day of the first full calendar month after the expiration of the Additional 1801 Space Rent Abatement Period (the “First Full Month”), Tenant shall pay Rent for the First Full Month together with prorated Rent based on the days in the prior calendar month following the expiration of the Additional 1801 Space Rent Abatement Period.
7.    Building Shares; Project Shares. The Lease is hereby amended as follows:
(a)    1751 Building Share. Effective as of the Commencement Date, upon which the Temporary Space becomes part of the Premises (and, together with the Additional 1751 Space, is thereafter referred to as the 1751 Space), Section 1.1(j)(i) of the Lease is hereby amended so that the 1751 Building Share is 19.72%.
(b)    1801 Building Share. Effective as of the Additional 1801 Space Start Date, Section 1.1(j)(ii) of the Lease is hereby amended so that the 1801 Building Share is 100%.

(c)    1751 Project Share. Section 1.1(k)(i) of the Lease is hereby amended as follows:
(i)    Effective as of the First Amendment Effective Date, the 1751 Project Share is hereby amended to 0.70%, subject to adjustment pursuant to Section 2.6 of the Lease; and
(ii)    Effective as of the Commencement Date, the 1751 Project Share is further amended to 3.81%, subject to adjustment pursuant to Section 2.6 of the Lease.
(iii)    From and after the Additional 1801 Space Start Date, the 1751 Project Share is further amended to 3.80%, subject to adjustment pursuant to Section 2.6 of the Lease.
(d)    1801 Project Share. Section 1.1(k)(ii) of the Lease is hereby amended as follows:
(i)    Effective as of the First Amendment Effective Date, the 1801 Project Share is hereby amended to 10.74%, subject to adjustment pursuant to Section 2.6 of the Lease.
(ii)    From and after the Additional 1801 Space Start Date, the 1801 Project Share is further amended to 15.15%, subject to adjustment pursuant to Section 2.6 of the Lease.
(e)    1851 Project Share. Section 1.1(k)(iii) of the Lease is hereby amended as follows:
(i)    Effective as of the First Amendment Effective Date, the 1851 Project Share is hereby amended to 14.94%, subject to adjustment pursuant to Section 2.6 of the Lease.
(ii)    From and after the Additional 1801 Space Start Date, the 1851 Project Share is further amended to 14.91%, subject to adjustment pursuant to Section 2.6 of the Lease.
8.    Letter of Credit. Within 10 business days of the First Amendment Effective Date, Tenant will deliver to Landlord either a new Letter of Credit or an amendment to the existing Letter of Credit that increases the L/C Amount to $1,000,000.00. Subject to Section 1.1(r) of the Lease, the L/C Amount shall decrease by 10% every 12 months after the issue date of the new Letter of Credit (or amendment, as applicable), provided that the L/C Amount will not be decreased to an amount less than the last month’s Base Rent under the Lease, as amended by this First Amendment. Except as provided herein, Sections 1.1(r) and 13.9 of the Lease will remain in full force and effect.
9.    Work Letter Provisions. Landlord and Tenant acknowledge and agree that Tenant will construct Leasehold Improvements in the Additional 1751 Space and the Additional 1801 Space in accordance with the Work Letter attached as Exhibit B to the Lease. Effective as of the First Amendment Effective Date, the Work Letter is hereby amended as follows:
(a)    Commencement Dates. Paragraph 1(a) of the Work Letter is hereby amended so that the Commencement Date has the meaning set forth in Section 1.1(h) of the Lease, as amended herein.

(b)    Start Dates. The chart of estimated Start Dates in Paragraph 1(b) of the Work Letter is hereby deleted in its entirety and replaced with the following:

Premises	Start Date
1751 Space
Temporary Space – Suite 225	May 2, 2017
Additional 1751 Space – Suite 115	First Amendment Effective Date
1801 Space
Additional 1801 Space – Suite 125	Estimated to be on or before February 18, 2018
Suite 200	May 2, 2017
Suite 210	May 2, 2017
Suite 150	May 2, 2017
Suite 175	July 15, 2017
Suite 100	July 31, 2017
1851 Space
Suite 200	May 2, 2017
Suite 210	May 31, 2017
Suite 1000	May 2, 2017
Suite 125	June 2, 2017
Suite 150	May 2, 2017

(c)    Maximum Allowance Amount. Paragraph 1(j) of the Work Letter is hereby amended so that the Maximum Allowance Amount of “$5,539,150.00” is replaced with “$6,528,050.00.”

10.    Occupancy Estoppel Certificate. Effective as of the First Amendment Effective Date, the form of Occupancy Estoppel Certificate attached as Exhibit C to the Lease is hereby amended to include the Start Date and the move-in date for the Additional 1751 Space and the Start Date, move-in date and the Additional 1801 Space Completion Date for the Additional 1801 Space.
11.    Brokers. Landlord and Tenant represent and warrant that no broker or agent negotiated or was instrumental in negotiating or consummating this First Amendment except Cushman Wakefield and Kidder Matthews (the “Brokers”). Neither party knows of any other real estate broker or agent who is or might be entitled to a commission or compensation in connection with this First Amendment. Landlord will pay all fees, commissions or other compensation payable to the Brokers pursuant to a separate agreement. Tenant and Landlord will indemnify and hold each other harmless from all damages paid or incurred by the other resulting from any claims asserted against either party by brokers or agents claiming through the other party.
12.    Whole Agreement. This First Amendment sets forth the entire agreement between the parties with respect to the matters set forth herein. There have been no additional oral or written representations or agreements. Except as amended herein, or in a future writing signed by both parties, there shall be no other changes or modifications to the Lease between the parties and the Lease and the terms and provision contained therein shall remain in full force and effect.
13.    Successors and Assigns. This First Amendment shall be binding upon the parties hereto, their heirs, successors and assigns.

14.    Ratification. Except as amended hereby and by this First Amendment, the Lease has not been amended, and the parties ratify and confirm the Lease, as amended hereby and by the First Amendment, as being in full force and effect.
15.    Counterparts; Execution by Telecopy. This First Amendment may be executed in counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one agreement. Executed copies hereof may be delivered by telecopier or other electronic means, and upon receipt will be deemed originals and binding upon the parties hereto, regardless of whether originals are delivered thereafter.
[Signatures appear on next page]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to be effective as of the First Amendment Effective Date.

LANDLORD:	ASCENTRIS 105, LLC, a Colorado limited liability company By: /s/Gabe L. Fink Name: Gabe L. Fink Title: Manager
TENANT:	EXELIXIS, INC., a Delaware corporation By: /s/Michael M. Morrissey, Ph.D Name: Michael M. Morrissey, Ph.D Title: President & CEO

WATERFRONT AT HARBOR BAY
EXHIBIT A-1
FLOOR PLAN OF THE ADDITIONAL 1801 SPACE

UP

= Additional 1801 Space

1801 FIRST FLOOR HARBOR BAY PARKWAY

THE WATERFRONT ALAMEDA, CA

A-1-1

WATERFRONT AT HARBOR BAY
EXHIBIT A-2
FLOOR PLAN OF THE ADDITIONAL 1751 SPACE

A-2-1

WATERFRONT AT HARBOR BAY
EXHIBIT A-3
PLAN DELINEATING THE PREMISES AND TENANT MAINTAINED OUTDOOR AREAS AS OF THE FIRST AMENDMENT EFFECTIVE DATE

Suite 225
= 1751 Space

1751 SECOND FLOOR HARBOR BAY PARKWAY

THE WATERFRONT, ALAMEDA, CA

A-3-1

A-3-2

Suite 175
Suite 100
Suite 100
Suite 150
= 1801 Space

# 1801 FIRST FLOOR HARBOR BAY PARKWAY

THE WATERFRONT ALAMEDA, CA

Suite 200
Suite 210
= 1801 Space

# 1801 SECOND FLOOR HARBOR BAY PARKWAY

THE WATERFRONT ALAMEDA, CA

A-3-3

Suite 1000
Suite 125
Suite 150

= 1851 Space

# 1851 FIRST FLOOR HARBOR BAY PARKWAY

THE WATERFRONT ALAMEDA, CA

Suite 200
Suite 210
Suite 210

= 1851 Space

# 1851 SECOND FLOOR HARBOR BAY PARKWAY

THE WATERFRONT, ALAMEDA, CA

A-3-4

A-3-5

TENANT MAINTAINED OUTDOOR AREAS

A-3-6